Goodwill	12 Months Ended
Dec. 31, 2020
Goodwill
Goodwill

(D.2) Goodwill

y Goodwill and Intangible Asset Impairment Testing

The annual goodwill impairment test is performed at the level of our operating segments, since there are no lower levels in SAP at which goodwill is monitored for internal management purposes.

In general, the test is performed at the same time (at the beginning of the fourth quarter) for all operating segments.

In making impairment assessments for our goodwill and intangible assets, the outcome of these tests is highly dependent on management’s assumptions regarding future cash flow projections and economic risks, which require significant judgment and assumptions about future developments. They can be affected by a variety of factors, including:

-   Changes in business strategy

-   Internal forecasts

-   Estimation of weighted-average cost of capital

Changes to the assumptions underlying our goodwill and intangible assets impairment assessments could require material adjustments to the carrying amount of our recognized goodwill and intangible assets as well as the amounts of impairment charges recognized in profit or loss.

The outcome of goodwill impairment tests may also depend on the allocation of goodwill to our operating segments. This allocation involves judgment as it is based on our estimates regarding which operating segments are expected to benefit from the synergies of business combinations.

Changes in our segment structure result in the reallocation of goodwill with the reallocated goodwill being calculated based on relative values (if a direct allocation is not possible).

Goodwill

€ millions
Historical cost
1/1/2019	23,838
Foreign currency exchange differences	417
Additions from business combinations	5,014
Retirements/disposals	-9
12/31/2019	29,260
Foreign currency exchange differences	-2,010
Additions from business combinations	417
Retirements/disposals	-9
12/31/2020	27,658
Accumulated amortization
1/1/2019	102
Foreign currency exchange differences	-1
12/31/2019	101
Foreign currency exchange differences	-3
12/31/2020	98

Carrying amount
12/31/2019	29,159
12/31/2020	27,560

For more information about our segments and the changes in 2020, see Note (C.1).

Throughout 2020 (particularly in light of the COVID-19 pandemic and its development), we have - through a qualitative and quantitative analysis - been continuously monitoring the existence of triggering events.

Based on the analysis updated in the fourth quarter, which served as the basis for our regular goodwill impairment test, we assume the economic impact of the current COVID-19 situation will continue through at least the first half of 2021, but that vaccine programs rolled out globally will lead to a gradually improving demand environment. For more information, see Note (IN.2).

For impairment testing purposes, the carrying amount of goodwill is allocated to the operating segments expected to benefit from goodwill as follows:

Goodwill by Operating Segment

€ millions	Applications,	Services	Concur	Qualtrics	Other[1]	Total
	Technology &		(formerly
	Support (formerly		Intelligent Spend
	Applications,		Group)
	Technology &
	Services)
12/31/2019	18,509	0	7,762	2,879	9	29,159
12/31/2020	20,844	355	3,307	2,637	417	27,560

[1] The non-reportable Digital Interconnect segment was sold in 2020 for further information, see Note (D.1). The 2020 balance relates to Emarsys.

Due to the changes in our segments in 2020, a portion (€4,173 million) of the Intelligent Spend Group goodwill was moved to the former Applications, Technology & Services segment. A portion (€368 million) of the goodwill in this segment was then moved to the newly formed Services segment.

Goodwill Impairment Test

The key assumptions on which management based its cash flow projections for the period covered by the underlying business plans are as follows:

Key Assumption	Basis for Determining Values Assigned to Key Assumption
Budgeted revenue growth

Revenue growth rate achieved in the current year, adjusted for an expected increase in SAP’s addressable cloud and database markets; expected growth in the established software applications and analytics markets. Values assigned reflect our past experience and our expectations regarding an increase in the addressable markets.

Budgeted operating margin

Operating margin budgeted for a given budget period equals the operating margin achieved in the current year, increased by expected efficiency gains. Values assigned reflect past experience, except for efficiency gains.

Discount rates	Our estimated cash flow projections are discounted to present value using discount rates (after-tax rates). Discount rates are based on the weighted average cost of capital (WACC) approach.
Terminal growth rate

Our estimated cash flow projections for periods beyond the business plan were extrapolated using segment-specific terminal growth rates. These growth rates do not exceed the long-term average growth rates for the markets in which our segments operate.

Key Assumptions and Detailed Planning Period

Percent, unless otherwise stated	Applications, Technology &		Services		Concur[1]		Qualtrics
	Support (formerly Applications,				(formerly Intelligent Spend
	Technology & Services)				Group)
	2020	2019	2020	2019	2020	2019	2020	2019
Budgeted revenue growth (average of the budgeted period)	5.4	3.0	3.4	NA	16.7	13.3	20.6	22.6
After-tax discount rate	8.8	9.1	7.2	NA	9.3	10.4	9.7	11.1
Terminal growth rate	3.0	3.0	3.0	NA	3.0	3.0	3.0	3.0
Detailed planning period (in years)	5	5	5	NA	9	9	13	13

[1]  The assumptions represent those used for the former Intelligent Spend Group segment in the 2019 impairment test – given the segment changes, comparability to the previous year is limited.

On October 1, 2020, we performed a goodwill impairment test for the segments mentioned above.

Applications, Technology & Support Segment and Services Segment

For more information about our 2020 segment changes, see Note (C.1). Given the close proximity to the 2019 test and the significant headroom, no formal impairment test was performed on the carve-out date of the Services segment.

The recoverable amount of these segments was determined based on fair value less costs of disposal calculation. The fair value measurement was categorized as a Level 3 fair value based on the inputs used in the valuation. The cash flow projections were based on actual operating results and specific estimates covering a detailed planning period and the terminal growth rate thereafter. The projected results were determined based on management’s estimates and are consistent with the assumptions a market participant would make (target operating margins of 32.4% (Applications, Technology & Support) (2019: 35.9)% and 2.4% (Services) were used in the valuation).

We believe that no reasonably possible change in any of the above key assumptions would cause the carrying amount of our Applications, Technology & Support segment to exceed the recoverable amount.

For our Services segment, the recoverable amount exceeded the carrying amount by €1,416 million.

The following table shows the amounts by which the key assumptions would need to change individually (that is, without changing the other key assumptions) for the recoverable amount to be equal to the carrying amount. For budgeted revenue growth sensitivity, the cost structure was not adjusted, hence leading to a modified terminal operating margin:

Sensitivity to Change in Assumptions

Services
2020
Budgeted revenue growth (change in pp)	-0.6
Target operating margin at the end of the budgeted period (change in pp)	-2

Concur Segment (former Intelligent Spend Group Segment)

For more information about our 2020 segment changes, see Note (C.1) (since a major part of the Concur engineering functions was also moved , adjustments were made accordingly for impairment testing purposes). Given the close proximity to the 2019 test and the significant headroom, no formal impairment test was performed on the date of the move.

When performing the impairment test, the recoverable amount was determined based on fair value less costs of disposal calculation. The fair value measurement was categorized as a Level 3 fair value based on the inputs used in the valuation. The cash flow projections were based on actual operating results and specific estimates covering a detailed planning period and the terminal growth rate thereafter. The projected results were determined based on management’s estimates and are consistent with the assumptions a market participant would make (a target operating margin of 31.1% (2019: 30.6% – relating to the former Intelligent Spend Group segment) was used in the valuation).

The recoverable amount exceeded the carrying amount by €11,514 million (the 2019 number is not comparable as it had been calculated for the former Intelligent Spend Group segment).

The following table shows the amounts by which the key assumptions could – at the time of the impairment test – have changed individually (that is, without changing the other key assumptions) for the recoverable amount to be at least equal to the carrying amount . For budgeted revenue growth sensitivity, the cost structure was not adjusted, hence leading to a modified terminal operating margin:

Sensitivity to Change in Assumptions

Concur[1]
2020
Budgeted revenue growth (change in pp)	-4.1
Target operating margin at the end of the budgeted period (change in pp)	-26

[1]  Given the segment changes and the limited comparability to the previous year we only provide sensitivity numbers for 2020 for Concur.

Qualtrics Segment

The recoverable amount was determined based on fair value less costs of disposal calculation. The fair value measurement was categorized as a Level 3 fair value based on the inputs used in the valuation. The cash flow projections were based on actual operating results and specific estimates covering a detailed planning period and the terminal growth rate thereafter. The projected results were determined based on management’s estimates and are consistent with the assumptions a market participant would make (a target operating margin of 22.4% (2019: 21.5%) was used in the valuation).

Given the fact that the Qualtrics segment is expected to show disproportionate growth in the coming years and has not yet reached a steady state, we have used a longer and more detailed planning period than one would apply in a more mature segment.

As at October 1, 2020, the calculation of the recoverable amount resulted in an amount that exceeded the carrying amount multiple times. Subsequently, Qualtrics International Inc. completed its initial public offering ("IPO") on January 28, 2021, with an implied market capitalization of more than $20 billion based on shares outstanding of approximately 511 million and the closing share price on the first day of trading.

The following table shows the amounts by which the key assumptions would need to change individually (that is, without changing the other key assumptions) for the recoverable amount to be equal to the carrying amount. For budgeted revenue growth sensitivity, the cost structure was not adjusted, hence leading to a modified terminal operating margin:

Sensitivity to Change in Assumptions

	Qualtrics
	2020	2019
Budgeted revenue growth (change in pp)	-2.3	-1.6